UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2016

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03      Creation of a Direct Financial Obligation

As of December 16, 2016, The Estée Lauder Companies Inc. (the “Company”) had an aggregate of $2 billion of commercial paper outstanding, which it may refinance on a periodic basis, at then-prevailing market interest rates, as it matures.  As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2016, the Company increased the size of its commercial paper program to $3 billion.  The Company subsequently issued commercial paper to finance a portion of the purchase price for its acquisition of the entities that own the Too Faced brand and for other general corporate purposes.  The commercial paper outstanding matures through March 2017 and may be refinanced on a periodic basis.  The weighted average yield of the commercial paper, including issuance costs, is 0.72%.

The Company issued its outstanding commercial paper pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof.  Under its commercial paper program, the Company may issue and sell unsecured, short-term promissory notes, ranking pari passu with the Company’s other senior, unsecured liabilities, with maturity dates up to 397 days from the date of issue.  The commercial paper notes are not redeemable prior to maturity and are not subject to voluntary prepayment.  The commercial paper will be sold at par less a discount representing an interest factor, which will be based on the ratings assigned by credit rating agencies at the time of the issuance and prevailing market rates.  The Company’s recently announced 364-day revolving credit facility, which has a borrowing capacity of up to $1.5 billion, and its existing $1.5 billion multi-year revolving credit facility provide credit support for its commercial paper program and currently remain un-drawn.

The Company’s commercial paper will not be, and has not been, registered under the Securities Act, or any other applicable securities law, and offers and sales thereof may be made only in compliance with a n applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any commercial paper, nor shall there be any sale of the commercial paper in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption.

Cautionary Note Regarding Forward-Looking Statements

The forward-looking statements in this Current Report on Form 8-K, including those relating to the Company’s refinancing of its commercial paper as it matures, involve risks and uncertainties, including current economic and other conditions in the global marketplace, and those described in the Company’s annual report on Form 10-K for the year ended June 30, 2016.

Item 8.01      Other Events

On December 19, 2016, the Company completed its acquisition of the Too Faced brand.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: December 19, 2016	By:	/s/ Tracey T. Travis
Tracey T. Travis
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)